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                                                                       EXHIBIT 5


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APPLICATION                                           Return Completed Application To                               Courier Address:
FOR A VARIABLE ANNUITY CONTRACT                               SECURITY LIFE INSURANCE                       11365 West Olympic Blvd.
                                                                        FIRST COMPANY                          Los Angeles, CA 90064
                                                                       P.O. Box 92193
                                                                Los Angeles, CA 90009
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Policy                                                                                  Policy
Owner                                                                                   Co-Owner
-------------------------------------------------------------------------------------   (If Any)
Policy Owner         Home                           Business                            ------------------------------------------
Phone #              (           )                  (          )                        Social          _       _         Sex
-------------------------------------------------------------------------------------   Security  #
Owner                                                                                   ------------------------------------------
Address                                                                                              Month       Day        Year
-------------------------------------------------------------------------------------   Birthdate
City                                           State                    Zip             ------------------------------------------
-------------------------------------------------------------------------------------   Purchase Amount   $
               Month      Day     Year                 Social         _       _         ------------------------------------------
Birthdate                                  Sex         Security
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                                                                                        Special Request:
                                                                                        ------------------------------------------
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Annuitant                                                                               ------------------------------------------
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Address                                                                                 ------------------------------------------
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City                                           State                    Zip             ------------------------------------------
-------------------------------------------------------------------------------------   Income Option:
               Month      Day     Year                 Social         _       _         ------------------------------------------
Birthdate                                  Sex         Security
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                                                                                        Tax Year of IRA Contribution: 19
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Primary
Beneficiary(ies)                                                                        ------------------------------------------
-------------------------------------------------------------------------------------   Relationship(s), Age(s)
                                                                                        ------------------------------------------
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Contingent                                                                              ------------------------------------------
Beneficiary(ies)                                                                        Relationship(s), Age(s)
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   Selected Type:          / /  Non-Qualified      / / IRA        / / Keogh
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            Plan: Combination fixed and variable
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Allocation of Purchase Amount: Allocations must be whole percentages and total must equal 100%

                                                                                       PORTFOLIOS
                                                          -----------------------------------------------------------------------
                Allocation                                Model A     Model B     Model C     Model D     Model E     Other
    Security First Trust Value Equity                                                                                         %
    Security First Trust U.S. Government Income                                                                               %
    Fidelity VIP Money Market                                                                                                 %
    Fidelity VIP Growth                                                                                                       %
    Fidelity VIP Overseas                                                                                                     %
    Fidelity VIP Contrafunds                                                                                                  %
    Alger American Fund Samll Capitalization                                                                                  %
    Scudder Variable Life Investment Fund International                                                                       %
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  Allocation Selected (Please check one)                   / /         / /         / /         / /         / /         / /
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To authorize telephone conversions please sign on the reverse
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Is this annuity being purchased to replace any existing insurance and annuity policy or policies?  / / Yes   / / No
If "yes," are applicable disclosure and replacement forms attached?  / / Yes    / / No
Prior Carrier's:         Name                     Policy No.                  Date of Purchase                 Purchase Amount

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It is understood and agreed that: (1) only an officer of the company can make, modify, or discharge contracts or waive any of the company's rights by any statement or promise.  (2) in the case of apparent errors or omissions discoverd by the company, the company is hereby authorized to amend this form by recording the change in the space entitled "Home Office Endorsements" and the acceptance of any policy issued on this form shall constitute an approval of the policy provisions and a ratification of such amendment, except where prohibited by statute or regulation.
I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of any contract issued by the Company.  ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT WHEN
BASED ON INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT.  I acknowledge receipt of a current prospectus.
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Policy                                                                                  Agent's Name
Owner's         X                                                                       ------------------------------------------
Signature
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                                                                                                 Is this a             / /  Yes
-------------------------------------------------------------------------------------            replacement?          / /  No
Policy                                                                                           ---------------------------------
Co-Owner's      X
Signature                                                                               ------------------------------------------
-------------------------------------------------------------------------------------   Agent
                                                                                        Signature
                                                                                        ------------------------------------------
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Annuitant's                                                                             ------------------------------------------
Signature       X                                                                       Location and
-------------------------------------------------------------------------------------   (City, State)
                                                                                        ------------------------------------------

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Firm Nane and                                                                           Date of Execution
Branch #                                                                                (Month, Day, Year)
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HOME OFFICE USE ONLY        Home Office Endorsements

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Policy Form               Firm Code              Serial No.             Q.C.               Co.               Effective Date
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SFL APP-135 R3                                                                                                  SF 1620 SIG (2/95)
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